Income Taxes (Details) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Current deferred tax assets/(liabilities):
State taxes	$ 336	$ 560
Capitalized research and development costs	22,717	51,118
Accrual to cash adjustment	0	0
Other	295,265	250,284
Net operating loss	3,697,169	4,057,846
Gross deferred tax assets	4,015,487	4,359,808
Valuation allowance	(4,015,487)	(4,359,808)
Total deferred tax assets	$ 0	$ 0